Deferred Payment Liability	12 Months Ended
Dec. 31, 2020
Financial Instruments [Abstract]
Deferred Payment Liability	Deferred Payment LiabilityPursuant to the terms of the Deferred Payment described in Note 6, the Company exercised the option to pay up to $10 million of the Yamana Cash Consideration through a deferred payment, which has a term of two years (subject to early redemption features), bears interest at an annual rate of 3%, payable on a quarterly basis, and is convertible at any time, in whole or in part, at the option of the Yamana Group, into Nomad’s common shares at a price of CAD $0.90 per common share. Nomad may pay the Deferred Payment in full at the end of one year, subject to an additional payment by Nomad equal to 5% of the deferred cash payment.
The Deferred Payment is a compound financial instrument, comprising a debt host (“Deferred Payment Liability”) and a conversion and early redemption option portion (“Conversion option”), and they are presented in their entirety as financial liabilities in the consolidated balance sheets. The initial carrying amount of $8,680,000 for the debt host represents the residual amount of the Deferred Payment after separating out the initial $1,320,000 fair value of the embedded Conversion option derivative.

	Debt host	Conversion option	Total
	$	$	$
Balance as at January 1, 2020	—	—	—
Deferred Payment to the Yamana Group (Note 6)	8,680	1,320	10,000
Change in fair value of Conversion option	—	1,693	1,693
Finance costs (1)	545	—	545
Interest paid	(179)	—	(179)
Balance as at December 31, 2020	9,046	3,013	12,059
(1)Finance costs are calculated by applying the effective interest rate of 10.4% to the debt host.
From a liquidity perspective, the maximum amount that could be paid, if the Deferred Payment is not converted prior to maturity, is $10 million or $10.5 million if Nomad elects to pay the Deferred Payment in full at the end of year one, plus the 3% interest on the $10 million nominal amount.